ARROW DWA TACTICAL ETF

DWAT

PROSPECTUS

December 1, 2015

1-877-ARROW-FD

(1-877-277-6933)

www.ArrowShares.com

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

Neither the Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the NASDAQ Stock Market, LLC.

Table of Contents

ARROW DWA TACTICAL ETF SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies of the Fund	2
Principal Risks of Investing in the Fund	3
Fund Performance	5
Investment Advisor	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES AND RISKS	6
Principal Investment Strategies	6
Principal Investment Risks	8
Portfolio Holdings	13
MANAGEMENT OF THE FUND	13
Investment Advisor	13
Portfolio Managers Investment Subsidiary	14 14
NET ASSET VALUE	15
PREMIUM/DISCOUNT INFORMATION	16
HOW TO BUY AND SELL SHARES	16
Share Trading Prices	16
Book Entry	17
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	17
DISTRIBUTION AND SERVICE PLAN	17
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	17
FUND SERVICE PROVIDERS	19
OTHER INFORMATION	19
Investments by Investment Companies	19
Continous Offering	20
Householding	20
FINANCIAL HIGHLIGHTS	21

Arrow DWA Tactical ETF Summary

Investment Objective: The Fund seeks to achieve long-term capital appreciation with capital preservation as a secondary objective.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. Investors may pay brokerage commissions on their purchases and sales of Shares in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	1.01%
Acquired Fund Fees and Expenses (1)(2)	0.17%
Total Annual Fund Operating Expenses	2.18%
Fee Waiver (3)	(0.61)%
Total Annual Fund Operating Expenses After Fee Waiver	1.57%

(1) Estimated for the current fiscal year

(2) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(3) The Fund's adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until November 30, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund expenses or extraordinary expenses such as litigation) do not exceed 1.40% of the Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's adviser.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$160	$623

Investors may pay brokerage commissions on their purchases and sales of fund shares, which are not reflected in the example.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 111% of the average value of its portfolio.

1

Principal Investment Strategies of the Fund

The Fund primarily invests in other exchange traded funds (“ETFs”) that each invest primarily in domestic and foreign (including emerging markets) (i) equity securities of any market capitalization, (ii) fixed-income securities of any credit quality, or (iii) alternative assets. In addition, the Fund may invest in commodity futures through a wholly-owned and controlled Cayman subsidiary (the “Tactical Subsidiary”). The Fund defines equity securities to be exchange traded common and preferred stocks; and defines fixed-income securities to be bonds, notes, debentures or similar instruments; and defines alternative assets to be investments that are historically uncorrelated to either equity or fixed income investments, which are commodity futures, commodities, exchange traded master limited partnerships (“MLPs”) and real estate-related securities, which include foreign and domestic exchange traded real estate investment trusts (“REITs”), exchange traded real estate operating companies (“REOCs”) or similar instruments. The Fund’s fixed income securities may be rated below investment grade (rated BB+ or lower by Standard & Poor’s Ratings Services (“S&P”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Fund’s advisor to be of comparable quality. The Fund is a “fund of funds,” which means that it primarily invests in ETFs; however, when appropriate, the advisor may elect to invest directly in the types of securities described above (other than commodities).

The advisor allocates the Fund’s portfolio using research from Dorsey Wright & Associates (“DWA”), which comes from the DWA Global Macro investment model (the “DWA Global Macro model”), as well as the Advisor’s proprietary methodology. The DWA Global Macro model is based on a technical analysis of historical price and return forecasts. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices. The advisor buys securities and derivatives that it believes will produce returns that are highly correlated to the returns of the components of the DWA Global Macro model. The Advisor sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the returns of the components of the DWA Global Macro model. The Fund invests in securities without restriction as to capitalization, credit quality or country.

Under normal market conditions, the Fund will invest:

  From 0% to 100% of its assets in ETFs that invest in equity securities;
  From 0% to 100% of its assets in ETFs that invest in fixed-income securities; and
  From 0% up to 90% of its assets in ETFs that invest in alternative assets.

The Fund may invest up to 25% of its total assets in the Tactical Subsidiary. The Tactical Subsidiary will invest primarily in commodity futures, as well as fixed-income securities and cash equivalents, which are intended to serve as margin or collateral for the Tactical Subsidiary’s investments in commodity futures. When viewed on a consolidated basis, the Tactical Subsidiary is subject to the same investment restrictions as the Fund. The Fund will consolidate the Tactical Subsidiary for purposes of financial statements, leverage and concentration. The advisor is solely responsible for managing the assets of the Tactical Subsidiary.

The Fund will invest in ETFs within specific asset classes when the research provided by DWA indicates a high probability that the applicable asset classes and ETFs are likely to outperform the applicable universe. The Fund will sell interests or reduce investment exposure among an asset class or ETF when the research provided by DWA indicates that such asset class or ETF is likely to underperform the applicable universe. The Fund may invest more heavily in fixed-income ETFs, cash positions and similar securities when the research provided by DWA indicates these assets should significantly outperform the equity and/or alternative asset classes.

In general, the Fund’s investments in equity securities are intended to achieve the capital appreciation component of the Fund’s investment objectives. At times, the Fund may invest in fixed-income securities in order to achieve the capital preservation component of the Fund’s investment objectives. The Fund’s investments in alternative assets are intended to enable the portfolio to be less reliant on fixed-income investments for reducing volatility and equities for increasing returns. The advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund’s investment objectives. The Fund will not invest in options or swaps.

2

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objective.

The following risks apply to the Fund through its direct investments as well as indirectly through investments in ETFs and the Tactical Subsidiary.

•	Commodity Risk: ETFs investing in the commodities markets and investments in the Tactical Subsidiary may subject the Fund to greater volatility than investments in traditional securities.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund or through an ETF, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities.
•	Emerging Markets Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
•	ETF Structure Risks: The Fund is structured as an ETF and as a result is subject to the special risks, including:
o	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
o	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for Shares of the Fund.
o	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
•	ETF Investment Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value. Each ETF is subject to specific risks, depending on the nature of the ETF and ETFs that invest in the “Alternative Asset” market segment may be more volatile than other Fund investments.

•	Fixed Income Risk: When the Fund invests in ETFs that own bonds, or in this type of security directly, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund's investments decreases.
•	Foreign Investment Risk: Although the Fund will not invest in the securities of foreign companies directly other than the Tactical Subsidiary, it may invest in ETFs that invest in foreign international equity securities. Foreign investing involves risks not typically associated with U.S. investments, including adverse
3

fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•	Futures Risk: The Fund’s use of futures to track the returns of commodities involves risks different from, or possibly greater than, the risks associated with investing directly in traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying commodity. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying commodity.
•	Issuer-Specific Risk: The value of a specific security or ETF can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Junk Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Leverage Risk: Using derivatives to increase the Fund's exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.
•	Management Risk: The advisor's investment decisions about individual securities and derivatives as well as ETFs impact the Fund's ability to achieve its investment objective. The advisor's judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the advisor's investment strategy will produce the desired results.
•	Market Risk: Overall stock market risks may affect the value of individual securities, derivatives and ETFs in which the Fund invests. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund's return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as the Fund shareholder.
•	Real Estate Risk: ETFs that invest in real estate are subject to the risks associated with investing in real estate. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and changes in interest rates.
•	Regulatory Risk: Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.
•	Sector Risk: The Fund may focus its investments in securities of a particular sector or in ETFs that focus investments in securities of a particular sector. Economic, legislative or regulatory developments may occur, which significantly affect the entire sector. This may cause the Fund's net asset value to fluctuate more than that of the Fund that does not focus in a particular sector.
•	Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company stocks or ETFs that invests in stocks of small and medium capitalization companies may be subject to more abrupt
4

or erratic market movements than those of larger, more established companies or the market averages in general.
•	Taxation Risk: By investing in commodities indirectly through the Tactical Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Tactical Subsidiary is a controlled foreign corporation, any income received from the Tactical Subsidiary will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
•	Wholly-Owned Subsidiary Risk: The Tactical Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Tactical Subsidiary, respectively, are or will be organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Tactical Subsidiary.

Fund Performance

Because the Fund does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.ArrowShares.com and will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Daily NAV per share is available by calling toll free (877) 277-6933. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Investment Advisor Arrow Investment Advisors, LLC

Portfolio Managers The following individuals from the advisor are primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Advisor	When Began Managing Fund
William E. Flaig Jr.	Chief Investment Officer	2014
Joseph Barrato	Chief Executive Officer	2014
Jonathan Guyer	Portfolio Manager	2014

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on The NASDAQ Stock Market, LLC (the “Exchange”) and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information

The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Additional Information About the Principal Investment Strategies and Risks

INVESTMENT OBJECTIVE(S)

Fund	Investment Objective(s)
Arrow DWA Tactical ETF	The Fund seeks to achieve long-term capital appreciation with capital preservation as a secondary objective.

The Fund's investment objective(s) is/are a non-fundamental policy and may be changed without shareholder approval by the Fund’s Board of Trustees upon 60 days’ written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in other ETFs that each invest primarily in domestic and foreign (including emerging markets) (i) equity securities of any market capitalization, (ii) fixed-income securities of any credit quality, or (iii) alternative assets. In addition, the Fund will invest in commodity futures through the Tactical Subsidiary. The Fund defines equity securities to be exchange traded common and preferred stocks; and defines fixed-income securities to be bonds, notes, debentures or similar instruments; and defines alternative assets to be investments that are historically non-correlated to either equity or fixed income investments, which are commodity futures, commodities, MLPs and real estate-related securities, which include foreign and domestic REITs, REOCs or similar instruments. The Fund’s fixed-income securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another NRSRO, also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Fund’s advisor to be of comparable quality. The Fund is a “fund of funds,” which means that it primarily invests in ETFs; however, when appropriate, the advisor may elect to invest directly in the types of securities described above (other than commodities).

The advisor allocates the Fund’s portfolio using research from Dorsey Wright & Associates (“DWA”), which comes from the DWA Global Macro investment model (the “DWA Global Macro model”), as well as the Advisor’s proprietary methodology. The DWA Global Macro model is based on a technical analysis of historical price and return forecasts. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices. The advisor buys securities and derivatives that it believes will produce returns that are highly correlated to the returns of the components of the DWA Global Macro model. The Advisor sells securities and derivatives to purchase other securities and derivatives that it believes will have higher returns or more closely correlate to the returns of the components of the DWA Global Macro model. The Fund invests in securities without restriction as to capitalization, credit quality or country.

Under normal market conditions, the Fund will invest:

  From 0% to 100% of its assets in ETFs that invest in equity securities;
  From 0% to 100% of its assets in ETFs that invest in fixed-income securities; and
  From 0% up to 90% of its assets in ETFs that invest in alternative assets.

The Fund will have the ability to invest up to 25% of its total assets in the Tactical Subsidiary. The Tactical Subsidiary will invest primarily in commodity futures, as well as fixed-income securities and cash equivalents, which are intended to serve as margin or collateral for the Tactical Subsidiary’s investments in commodity futures.

The Fund will invest in ETFs within specific asset classes when research provided by DWA indicates a high probability that the applicable asset classes and ETFs are likely to outperform the applicable universe. The Fund will sell interests or reduce investment exposure among an asset class or ETF when research provided by DWA indicate that such asset class or ETF is likely to underperform the applicable universe. The Fund may invest more heavily in

6

fixed-income ETFs, cash positions and similar securities when research provided by DWA indicate these assets should significantly outperform the equity and/or alternative asset classes.

In general, the Fund’s investments in equity securities are intended to achieve the capital appreciation component of the Fund’s investment objectives. At times, the Fund may invest in fixed-income securities in order to achieve the capital preservation component of the Fund’s investment objectives. The Fund’s investments in alternative assets are intended to enable the portfolio to be less reliant on fixed-income investments for reducing volatility and equities for increasing returns. The advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund’s investment objectives. The Fund will not invest in options or swaps.

The Fund seeks to achieve its investment objectives by implementing a proprietary technical asset allocation (“TAA”) model. The advisor will overweight asset classes, sectors, countries and underlying ETFs exhibiting positive relative strength and underweight asset classes, sectors, countries and underlying ETFs exhibiting negative relative strength.

The tactical model relies on a number of technical indicators when making allocation decisions for the Fund. The advisor utilizes relative strength as the primary technical indicator to tactically allocate assets both within and across asset classes and rotation strategies. The relative strength indicator is important because it adapts to the changing market conditions. Relative strength measures the likelihood that an ETF or a group of ETFs will outperform the appropriate base index. When the indicator is moving up, it shows that the ETF or group of ETFs is performing better than the base index. When the indicator is moving down, it shows that the ETF or group of ETFs is performing worse than the base index (i.e., not rising as fast or falling faster).

For example, in the sector rotation strategy, the advisor creates a sector-based index to compare all available sector ETFs for investment in the Fund. The performance of each ETF is compared to the base index and ranked. The advisor generally purchases the ETFs that demonstrate the highest-ranked relative strength and sells any positions that are not included in that list.

The advisor has discretion to add to or subtract from the universe of eligible ETFs for each strategy based on holdings, expense ratio, volume, liquidity, new product availability and other factors that can positively contribute to achieving the Fund’s investment objectives.

Tactical Fund Subsidiary

The Fund may execute a portion of its strategy by investing up to 25% of its total assets in the Tactical Subsidiary. The Tactical Subsidiary will invest primarily in commodity futures, as well as fixed-income securities and cash equivalents, which are intended to serve as margin or collateral for the Tactical Subsidiary’s investments in commodity futures. The Tactical Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Tactical Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Tactical Subsidiary will be consolidated with those of the Fund. By investing in commodities indirectly through the Tactical Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Tactical Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Sub-chapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). The Fund will make investments in certain commodity-linked derivatives through the Tactical Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (including other Arrow Funds), which indicate that certain income from a fund's investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M. The Fund does not have a private letter ruling. Therefore, to satisfy the 90% income requirement, the Tactical Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Tactical Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Tactical Subsidiary's investments during the fiscal year. Such dividend distributions are "qualifying income" pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Tactical Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those

7

investments through its Tactical Subsidiary. For that reason, references to the Fund may also include the Tactical Subsidiary.

The Tactical Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Tactical Subsidiary. In addition, the Tactical Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Tactical Subsidiary.

Investment advisers to the Tactical Subsidiary will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act.

Prospective investors should note that DWA is not responsible for the formation or the operation of, and does not act as an adviser to, the Fund or the Tactical Subsidiary and does not make recommendations or representations with respect to the Fund or the Tactical Subsidiary. Other than reviewing the description of the DWA Global Macro, DWA has not had any involvement in the preparation of this Prospectus and is not responsible or liable for the contents hereof.

PRINCIPAL INVESTMENT RISKS

The following risks apply to the Fund through direct investments as well as indirectly through investments in ETFs and a subsidiary:

  Commodity Risk: The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity based exchange traded trusts and commodity based exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
  Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest, directly or indirectly, in “junk bonds.” High yield fixed-income securities (also known as “junk bonds”) are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.
  Emerging Market Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. For example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect investment
8

  include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

  ETF Structure Risk: The Fund is structured as an ETF and as a result is subject to the special risks, including:

o	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
o	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for Shares of the Fund.
o	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.
  ETF Investment Risk: The Fund invests primarily in ETFs. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund's direct fees and expenses. Additional risks of investing in ETFs are described below:
o	ETF Strategies: Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments, and commodities.
o	Tracking Risk: Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.
o	Risk Related to ETF Net Asset Value and Market Price: The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.
o	Alternative Assets Risk: The Fund's investments in ETFs in the “Alternative Asset” market segment may be more volatile than other Fund investments. The risks and volatility of commodity ETFs are linked to the economic and other risks that are specific to the commodity in which the ETF invests.
9

REIT ETFs are subject to the risks inherent in real estate investing, such as property value fluctuations.
o	Foreign Exposure: Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Although the Fund will not invest in the securities of foreign companies directly, other than in its subsidiary, it may invest in ETFs that cause the Fund to be exposed to some degree to the risks associated with foreign markets. Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
o	Emerging Markets Risk: In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
o	Real Estate Companies Risk: None of the underlying ETFs will generally invest in real estate directly, but certain underlying ETFs may invest in securities issued by real estate companies. As a result, such underlying ETFs are subject to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty.
o	Expense Risk: The Fund invests in ETFs and other investment companies (“Underlying Funds”). As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund's direct fees and expenses.
o	Additional ETF and Underlying Fund Risk: The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating their investments in the manner the advisor considers optimal. The Fund intends to purchase Underlying Funds that are either no-load or waive the sales load for purchases made by the Fund. The Fund will not purchase Underlying Funds that charge a sales load upon redemption, but the Fund may purchase Underlying Funds that have an early redemption fee similar to the one charged by the Fund. In the event that an Underlying Fund charges a redemption fee, then you will indirectly bear that expense by investing in the Fund.
  Fixed Income Risk: When the Fund invests in ETFs that own bonds, or in this type of security directly, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bonds and bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments. In addition, the Fund may invest, directly and indirectly, in what are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.
  Foreign Investment Risk: Although the Fund will not invest in the securities of foreign companies directly, other than in its subsidiary, it may invest in ETFs that invest in foreign international equity securities. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
10

  Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset.  Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund.  This risk could cause the Fund to lose more than the principal amount invested.  Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results.
  Issuer-Specific Risk: The value of a specific security or ETF can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Junk Bonds Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Fund’s share price.
  Leverage Risk: Using derivatives to increase the Fund's exposure creates leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.
  Management Risk: The share price of the Fund changes daily based on the performance of the individual securities, derivatives and ETFs in which it invests. The advisor's investment decisions about individual securities and derivatives impact the Fund's ability to achieve its investment objective. The ability of the Fund to meet its investment objective is directly related to the advisor's allocation of the Fund's assets. The advisor's objective judgments, based on their investment strategy, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the advisor's investment strategy will produce the desired results.
  Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the individual securities and ETFs in which the Fund invests. The Fund invests in equity securities, which are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.
  Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund's return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as the Fund shareholder.
  Real Estate Companies Risk: None of the underlying ETFs will generally invest in real estate directly, but certain underlying ETFs may invest in securities issued by real estate companies. As a result, such underlying ETFs are subject to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty.
11

  Regulatory Risk: Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.
  Sector Risk: Another area of risk involves the potential focus of the Fund's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may invest, directly or indirectly, will vary.
  Small and Medium Capitalization Stock Risk: The value of a small or medium capitalization company stocks or ETFs that invests in stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small cap companies may have returns that can vary, occasionally significantly, from the market in general.
  Taxation Risk: By investing in commodities indirectly through a subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The Tactical subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Tactical subsidiary is a controlled foreign corporation any income received from its investments will be passed through to the Fund as ordinary income and reflected on shareholder's tax Form 1099s as such.
  Wholly-Owned Subsidiary Risk: The subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Fund, by investing in a subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund will wholly own and control its subsidiary, and the Fund and its subsidiary will both be managed by the advisor, making it unlikely that a subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including investment in a subsidiary, and the Fund's role as the sole shareholder of its subsidiary. Also, the advisor, in managing a subsidiary's portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and its subsidiary, respectively, are or will be organized, could result in the inability of the Fund and/or subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the subsidiaries. If Cayman Islands law changes such that a subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Temporary Defensive Strategies

The Fund reserves the right to invest in U.S. government securities, money market instruments, and cash, without limitation, as determined by the Adviser in response to adverse market, economic, political, or other conditions. The Fund also may “hedge” or minimize its exposure to one or more foreign currencies in response to such conditions. In the event that the Fund engages in temporary defensive strategies that are inconsistent with its investment strategies, the Fund’s ability to achieve its investment objective may be limited.

12

Portfolio Holdings Information

Information about the Fund’s daily portfolio holdings is available at www.ArrowShares.com. In addition, the Fund discloses its complete portfolio holdings as of the end of its fiscal year (July 31) and its second fiscal quarter (January 31) in its reports to shareholders. The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters, respectively, with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact each Fund’s business operations, potentially resulting in financial losses; interference with each Fund’s ability to calculate its NAV; impediments to trading; the inability of the Funds, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for each Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Management of the Fund

Investment Advisor

Arrow Investment Advisors, LLC (the “Advisor”) located at 6100 Chevy Chase Drive, Suite 100, Laurel, MD 20707, serves as the Fund’s investment advisor. Subject to the authority of the Board of Trustees, the Advisor is responsible for the overall management of the Fund’s business affairs. The Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions. The Advisor was established in February 2006. The Advisor has approximately $762 million in assets under management. The Advisor has been managing the Fund since its inception.

Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive, on a monthly basis, an annual advisory fee equivalent to 1.00% of the Fund's average daily net assets. The Advisor has contractually agreed to defer its fees and/or reimburse expenses of the Fund until November 30, 2016 to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses and extraordinary expenses such as litigation ) will not exceed 1.40%.  This agreement may be terminated by the Fund's Board of Trustees on 60 days written notice. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days written notice to the Fund’s adviser.

13

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available in the semi-annual report to shareholders for the period ended January 1, 2015.

Portfolio Managers

The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio:

William E. Flaig Jr., Chief Investment Officer

William E. Flaig, Jr. has been responsible for the day to day management of the Fund since its inception in 2013. Mr. Flaig joined Arrow Investment Advisors in February of 2007. From 2005 to 2007 he was a principal of Paladin Asset Management, where Mr. Flaig refined original research in absolute return factors which evolved into Paladin’s corresponding alternative investment strategies. From 2000 to 2005, Mr. Flaig served Rydex Investments in portfolio management roles of increasing responsibility, culminating with his appointment as Director of Portfolio Management/Director of Investment Strategy with responsibility for all Rydex Portfolio Managers. Mr. Flaig graduated from Purdue University with a degree in Management.

Joseph Barrato, Chief Executive Officer

Joseph Barrato is a founding member of Arrow Investment Advisors, LLC.  He has over 20 years of experience in the investment management industry, including six years with Rydex Investments, where he was responsible for the firm’s research and developed momentum models with the Rydex sector funds.  Prior to Rydex, Mr. Barrato spent 12 years at the Federal Reserve Board of Governors, as an analyst and senior financial examiner. He holds a bachelor's degree in business administration from The George Washington University, where he majored in finance and minored in accounting.  Mr. Barrato’s experience in the investment management industry gives him a strong understanding of the operational issues facing mutual funds and the regulatory framework under which investment companies must operate.  Mr. Barrato has served as an Interested Trustee and the Chairman of the Board since the Trust was organized in August 2011.

Jonathan S. Guyer, Portfolio Manager

Jonathan Guyer joined Arrow Investment Advisors, LLC in October 2013 after spending seven years with Longview Funds Management, LLC. During his tenure at Longview, he served the Principal, Director of Research and Chief Investment Officer of the firm. Prior to Longview, Mr. Guyer spent seven years as the head of the Proprietary Hedge Fund Group of Alex Brown & Sons, Inc., followed by five years serving as the head of Alternative Investment Product Development for Legg Mason Wood Walker, Inc. Throughout his investment management career, he has had practical experience working with index design, active portfolio management, trading, manager selection, due diligence, marketing and fund administration.

Prior to his career in investment management, Mr. Guyer spent eight years in the audit industry, serving as a senior audit manager for commercial banks and trust companies. Mr. Guyer earned his bachelor’s degree in Business Administration from the University of North Carolina-Wilmington.

The Fund’s SAI provides additional information about each portfolio manager’s compensation structure, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Investment Subsidiary

The Fund may invest up to 25% of its total assets in the Tactical Subsidiary. The Tactical Subsidiary is a company that is organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder its Tactical Subsidiary. It is not currently expected that shares of the Tactical Subsidiary will be

14

sold or offered to other investors. If, at any time, the Tactical Subsidiary proposes to offer or sell its shares to any investor other than the Fund, the Fund’s shareholders will receive 60 days prior notice of such offer or sale.

As with the Fund, the Advisor will be responsible for the Tactical Subsidiary’s day-today business pursuant to an investment advisory agreement with the Tactical Subsidiary.  Under the advisory agreement, the Advisor will provide the Tactical Subsidiary with the same type of management services, under the same terms, as are provided to the Fund.  The advisory agreement of the Tactical Subsidiary provides for automatic termination upon the termination of the Investment Advisory Agreement with respect to the Fund.

The Fund pays the Advisor a fee for its services.  The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the advisor by the Tactical Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Tactical Subsidiary, and may not be terminated by the Advisor unless the advisor first obtains the prior approval of the Fund’s Board of Trustees for such termination.

The Tactical Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and accounting services that it receives.  The Fund expects that the expenses borne by the Tactical Subsidiary will not be material in relation to the value of the Fund’s assets. It is also anticipated that the Fund’s own expense will be reduced to some extent as a result of the payment of such expenses at the subsidiary level.  It is therefore expected that any duplicative fees for similar services provided to the Fund and a subsidiary will not be material.

The Tactical Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the advisor (when viewing the Tactical Subsidiary and the Fund on a consolidated basis) is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Tactical Subsidiary's portfolio investments and shares of the Tactical Subsidiary. These policies and restrictions are described in detail in the Fund’s SAI. The Fund’s Chief Compliance Officer oversees implementation of the Tactical Subsidiary's policies and procedures, and makes periodic reports to the Fund’s Board regarding the Tactical Subsidiary's compliance with its policies and procedures.

The financial statements of the Tactical Subsidiary will be consolidated in the Fund's financial statements, which are included in the Fund’s annual and semi-annual reports. The Fund's annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Tactical Subsidiary.

Net Asset Value

Gemini Fund Services, LLC, the Fund’s Administrator, calculates the Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day that the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price of the exchange where the security is primarily traded. The NAV for the Fund will be calculated and disseminated daily. The value of the Fund’s portfolio securities is based on market value when market quotations are readily available. Money market securities maturing in 60 days or less may be valued on the basis of amortized cost. Securities not listed or traded on an exchange for which over-the-counter market quotations are readily available are generally valued at the mean of the current bid and ask prices. Debt securities are valued on the basis of prices provided by independent pricing services. If a security’s market price is not readily available, the security will be valued at fair value as determined by the Trust’s Fair Value Committee in accordance with the Trust’s valuation policies and procedures approved by the Board. The values of assets denominated in foreign currencies are converted into U.S. dollars based on the mean of the current bid and asked prices by major banking institutions and currency dealers.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after

15

the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when the Fund calculates its NAV. Issuer-specific events may cause the last market quotation to be unreliable. These events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of the Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules, redemption requests made on certain dates may result in a settlement period exceeding seven calendar days.

Premium/Discount Information

Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers at market prices and the Fund’s Shares will trade at market prices. The market price of Shares of the Fund may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of the Fund.

Information regarding how often the Shares of the Fund traded at a price above (at a premium to) or below (at a discount to) the NAV of the Fund during the past four calendar quarters, when available, can be found at www.ArrowShares.com.

How to Buy and Sell Shares

Shares of the Fund will be listed for trading on The NASDAQ Stock Market, LLC under the symbol DWAT. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and Shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized participants (“APs”) may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 100,000 Shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

The approximate value of Shares of the Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Fund does not make any warranty as to the accuracy of these values.

16

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Frequent Purchases and Redemptions of Shares

 The Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by Aps, and the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.ArrowShares.com.

Distribution and Service Plan

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

No distribution or service fees are currently paid by the Fund, and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Dividends, Other Distributions and Taxes

Unlike interests in conventional mutual funds, which typically are bought and sold from and to the fund only at closing NAVs, the Fund’s Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual

17

fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,
•	You sell your Shares listed on the Exchange, and
•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid monthly by the Fund. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rate for net capital gain -- a maximum of 15% for taxable years beginning before 2013. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for

18

one year or less. The ability to deduct capital losses from sales of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price. See “Taxes” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Taxes” in the SAI for more information.

Fund Service Providers

Gemini Fund Services, LLC is the Fund’s administrator and fund accountant.  It has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.  It is an affiliate of the Distributor.

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is the Fund’s transfer agent and custodian.

Northern Lights Distributors, LLC (the “Distributor”), 17605 Wright Street, Omaha, NE 68130, is the distributor for the shares of the Fund.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, Ohio 43215, serves as legal counsel to the Trust.

BBD LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm.  The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Other Information

Investments by Investment Companies

Although the SEC has granted an exemptive order to the advisor permitting registered investment companies and unit investment trusts that enter into an agreement with the Trust (“Investing Funds”) to invest in series of the Trust beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund.

19

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding

To reduce expenses, we mail only one copy of the Prospectus or summary prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-277-6933 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

20

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information contained in the tables for the period ended July 31, 2015 has been audited by BBD, LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Arrow DWA Tactical ETF
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	For the Period
	Ended
	July 31, 2015 (1)
Net asset value, beginning of period	$ 10.00

Activity from investment operations:
Net investment income (2)	0.02
Net realized and unrealized
gain on investments	0.58
Total from investment operations	0.60

Less distributions from:
Net investment income	(0.04)
Total distributions	(0.04)

Net asset value, end of period	$ 10.56

Total return (4)(6)(7)	5.99%

Net assets, at end of period (000s)	$ 9,506

Ratio of gross expenses to average
net assets (8)	2.01%	(3)
Ratio of net expenses to average
net assets (8)	1.40%	(3)
Ratio of net investment income
to average net assets (8)(9)	0.24%	(3)

Portfolio Turnover Rate (5)	111%	(4)

(1)	The Arrow DWA Tactical ETF commenced operations on September 30, 2014.
21

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Annualized.
(4)	Not Annualized.
(5)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(6)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-divdend date net asset value per share on their respective payment dates. Broker commission charges are not included in this calculation.
(7)	Represents total return based on net asset values per share from commencement of investment operations on September 30, 2014 through July 31, 2015. Total return based on net asset value per share, as of the close of business on the day of commencement of trading on the NASDAQ OMX on October 1, 2014 to July 31, 2015 was 7.93%.
(8)	Does not include the Fund's share of the expense of the underlying investment companies in which the Fund Invests.
(9)	The recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

22

PRIVACY notice
FACTS	WHAT DOES ARROW INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• Purchase History

• Assets

• Account Balances

• Retirement Assets

• Account Transactions

• Transaction History

• Wire Transfer Instructions

• Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Arrow Investments Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-277-6933

Who we are
Who is providing this notice?	Arrow Investments Trust
What we do
How does Arrow Investments Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow Investments Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Arrow Investments Trust doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Arrow Investments Trust doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Arrow Investments Trust doesn’t jointly market.

ARROW

Advisor	Arrow Investment Advisors, LLC 6100 Chevy Chase Drive, Suite 100 Laurel, MD 20707
Distributor	Northern Lights Distributors, LLC 17605 Wright Street, Omaha, NE 68130
Legal Counsel	Thompson Hine LLP 41 South High St., 17th Floor Columbus, Ohio 43215
Administrator	Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103
Custodian & Transfer Agent	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109

Additional information about the Fund, including the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings, is included in the Fund’s SAI dated December 1, 2015. The SAI provides more details about the Fund’s policies and management. The Fund's SAI is incorporated by reference into this Prospectus (i.e., legally made a part of this Prospectus). Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI, the annual report, the semi-annual report, (when available) to request other information about the Fund, or to make shareholder inquires about the Fund, please call 1-877-277-6933 or visit the Fund’s website at www.ArrowShares.com. You may also write to:

ArrowShares

c/o Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

You may review and obtain copies of the Fund’s information at the SEC’s Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street N.W., Washington, D.C. 20549.

Investment Company Act File # 811-22638